UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 21, 2003




                             FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                 1-9566                      95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



          401 Wilshire Boulevard, Santa Monica, California, 90401-1490
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

          99.0   Monthly Financial Data as of October 31, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of October 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  November 21, 2003      By:/s/ Douglas J. Goddard
                                  ----------------------
                                      Douglas J. Goddard
                                      Chief Financial Officer

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



                                INDEX TO EXHIBITS


Item

99.0     Monthly Financial Information as of October 31, 2003

                                           First Federal Bank of California, fsb
                                                MONTHLY REPORT OF OPERATIONS
                                             Unconsolidated Financial Highlights
                                                         Unaudited
                                                  (Dollars in thousands)




                                         As of, for the    As of, for the        As of, for the   As of, for the     As of, for the
                                         month ended       month ended           month ended      10 months ended    10 months ended
                                           Oct. 31,           Sept. 30,            Oct. 31,         Oct 31,             Oct. 31,
                                            2003               2003                 2002              2003                 2002



Cash and investment securities      $        123,858  $         125,703  $         153,531  $          123,858   $          153,531
Total assets                        $      4,595,776  $       4,524,955  $       4,266,772  $        4,595,776   $        4,266,772

LOANS:
Total mortgage-backed securities    $        146,215  $         151,130  $         211,620  $          146,215   $          211,620
Total loans, net                    $      4,185,893  $       4,107,646  $       3,766,077  $        4,185,893   $        3,766,077

Loans originated/purchased:
  Single family loans               $        181,141  $         151,092  $          60,566  $        1,382,592   $          505,333
  Multi-family loans                          38,533             42,226             25,211             390,128              372,587
  Commercial real estate loans                 7,711              4,670              9,653              32,687               62,267
  Other                                        7,652              5,571              1,149              45,354               27,452
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                    $        235,037  $         203,559  $          96,579  $        1,850,761   $          967,639
                                        ==============    ===============    ===============    ================     ===============

Percentage of ARMs originated:                   93%                92%                55%                 73%                  51%

Loan repayments:
  Single family loans               $         77,257  $         100,986  $         100,269  $          845,425   $          859,103
  Multi-family and commercial real
     estate loans                             79,627             53,559             29,666             554,963              256,750
  Other                                        2,006              3,815              7,857              45,072               94,391
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                    $        158,890  $         158,360  $         137,792  $        1,445,460   $        1,210,244
                                        ==============    ===============    ===============    ================     ===============

Loans sold                          $          2,543  $           3,903  $          21,889  $           83,791   $           75,408

Average rate on loans
   originated/purchased                        4.76%              4.69%              5.41%               4.93%                5.95%
Percentage of portfolio in
   adjustable rate loans                      76.83%             75.50%             70.77%              76.83%               70.77%
Non-performing assets
   to total assets                             0.10%              0.12%              0.13%               0.10%                0.13%

BORROWINGS:
Federal Home Loan Bank
   Advances                         $      1,469,000  $       1,429,000  $       1,187,000  $        1,469,000   $        1,187,000
Reverse
repurchase                          $        126,616  $         129,220  $         160,621  $          126,616   $          160,621
   agreements

DEPOSITS:
Retail deposits                     $      2,490,622  $       2,464,410  $       2,242,481  $        2,490,622   $        2,242,481
Wholesale deposits                            54,588             58,476            286,989              54,588              286,989
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                    $      2,545,210  $       2,522,886  $       2,529,470  $        2,545,210   $        2,529,470
                                        ==============    ===============    ===============    ================     ===============

Net increase (decrease)             $         22,324  $         (5,327)  $          19,619  $              176   $          (23,537)

AVERAGE INTEREST RATES:
Yield on loans                                 5.29%              5.33%              6.01%               5.58%                6.20%
Yield on investments                           1.79%              1.28%              4.20%               2.28%                3.65%
Yield on earning assets                        5.21%              5.20%              5.95%               5.48%                6.09%
Cost of deposits                               1.38%              1.40%              2.16%               1.60%                2.49%
Cost of borrowings                             3.10%              3.14%              4.40%               3.27%                4.49%
Cost of money                                  2.03%              2.06%              2.95%               2.23%                3.26%
Earnings spread                                3.18%              3.14%              3.00%               3.25%                2.83%
Effective net spread                           3.30%              3.27%              3.16%               3.39%                3.01%



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